SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 5, 2002
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                           McLEODUSA INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)

         DELAWARE                          0-20763               42-1407240
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
  of Incorporation)                                          Identification No.)

             McLeodUSA Technology Park
             6400 C Street S.W., P.O. Box 3177
             Cedar Rapids, IA                                    52406-3177
             (Address of Principal Executive Offices)             (Zip Code)


             Registrant's telephone number, including area code: (319) 790-7800

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       (Former Name or Former Address, if Changed Since Last Report)







Item 3. Bankruptcy or Receivership.

As previously reported, on January 31, 2002, McLeodUSA Incorporated (the "Company") filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code, Case No. 02-10288, in the U.S. Bankruptcy Court for the District of Delaware located in Wilmington, DE (the "Court"). The filing involved only the parent company, which is a holding company without any business operations of its own. None of the Company's direct or indirect subsidiaries were parties to the Chapter 11 case or any related bankruptcy, reorganization or liquidation proceedings. During the course of the proceeding, the Company operated its business and managed its properties and assets as a debtor in possession. On January 31, 2002, the Company also filed its pre-negotiated plan of reorganization (as subsequently amended and modified, the "Plan"). On March 28, 2002, the Company announced that its pre-negotiated Plan had been accepted by all classes entitled to vote on the Plan by a press release of the same date, a copy of which is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

On April 5, 2002, the Court entered an order confirming the Plan. A copy of the order confirming the Plan is filed herewith as Exhibit 2.1 (the "Confirmation Order"). On April 5, 2002, the Company issued a press release related to the foregoing and a copy is filed herewith as Exhibit 99.3 and is incorporated by reference herein. On April 16, 2002, the Plan became effective, and the Company emerged from Chapter 11 protection pursuant to the terms of the Plan.

The Plan is incorporated herein by reference to Exhibit 2.2 filed herewith. A description of the amended and modified Plan is set forth in the Confirmation Order and the Disclosure Statement with Respect to Amended Plan of Reorganization of McLeodUSA Incorporated (the "Disclosure Statement"), a copy of which is included as Exhibit 99.1 to the Company's Periodic Report on Form 8-K filed with the United States Securities and Exchange Commisssion (the "Commission") on March 5, 2002. The principal provisions of the Plan are as follows:

o Holders of the Company's senior notes received their pro rata share of $670 million in cash, $175 million of new convertible preferred stock ("New Series A Preferred Stock") which is convertible into common stock representing 15% of the reorganized McLeodUSA common stock, and 5-year warrants (the "New Warrants") to purchase an additional 6% of common stock for $30 million. A description of the terms of the New Series A Preferred Stock and a copy of the Certificate of Designations relating to the New Series A Preferred Stock are included in the Company's Registration Statement on Form 8-A filed with the Commission on April 15, 2002. A copy of the Warrant Agreement, dated as of April 12, 2002, between the Company and Wells Fargo Bank Minnesota, NA, as warrant agent, relating to the New Warrants is filed herewith as Exhibit 4.2.

o Forstmann Little & Co. ("Forstmann Little") made a $175 million new equity investment in the Company in exchange for (i) approximately 23% of the reorganized McLeodUSA common stock , (ii) New Warrants to purchase an additional 6% of common stock for $30 million and (iii) 10 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"), which generally provides Forstmann Little with the right to elect two members of the Board of Directors of the Company and certain board observation rights, subject to certain conditions. A copy of the Certificate of Designations with respect to the Series B Preferred Stock is filed herewith as Exhibit 3.1.

o The Company entered into a $110 million revolving credit facility (which may be increased to $160 million), expiring on May 31, 2007, with a banking syndicate and J.P. Morgan Chase Bank, as agent, a copy of which is filed herewith as Exhibit 4.1.

o The Company's old Series D and Series E preferred stock were converted into approximately 35% of the reorganized McLeodUSA common stock. The Company's old Series A preferred stock was converted into approximately 10% of the reorganized McLeodUSA common stock.

o Holders of the Company's old Class A common stock and any allowed securities claims are entitled to a pro rata distribution of shares of new common stock representing approximately 17% of reorganized McLeodUSA common stock.

As of March 29, 2002, there were 627,742,961 shares of the Company's old common stock ,1,149,375 shares of the Company's old series A preferred stock, 275,000 shares of the Company old Series D preferred stock and 125,000 shares of the Company's old Series E preferred stock issued. Under the provisions of the Plan, the outstanding pre-Chapter 11 common stock and preferred stock and all of the Company's senior notes were canceled, and the Company made the distributions described in its press release dated April 17, 2002, a copy of which is filed herewith as Exhibit 99.4 and incorporated by reference herein. As described in such press release, McLeodUSA is not allowed to make any distribution to holders of the Company's old common stock under the Plan until the purported securities claims are resolved or the Court establishes a reserve for a portion of the available shares and permits the distribution of the remainder. The purpose of such a reserve is to retain new common stock in an amount equal to 100% of the distribution to which disputed claims would be entitled if their claim was allowed in full. In proofs of claims filed with the Court, the securities claimants allege their claims exceed $300 million. On April 12, 2002, McLeodUSA filed a motion to establish a reserve for the securities claims. That motion will be heard by the Court on April 29, 2002. Because McLeodUSA believes the securities class action claims are without merit, the motion seeks to set the reserve at zero. In the alternative, the motion seeks to have the Court establish a minimal reserve of between 1.5 million to 4.6 million shares of the 54,775,663 shares of new common stock to be distributed to holders of the Company's old Class A common stock and any allowed securities claims. An additional 65,173,797 shares of the new common stock have been reserved for issuance pursuant to options to purchase new common stock granted under the Company's new management incentive plan adopted pursuant to the Plan.

The Company's new common stock and New Series A Preferred Stock are listed on the Nasdaq National Market.

A statement of the assets and liabilities of the Company on a historical cost basis is contained in the Disclosure Statement which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

       (c) Exhibits.

       2.1 Findings of Fact, Conclusions of Law, and Order Confirming Plan of Reorganization of McLeodUSA Incorporated.

       2.2 First Amended Plan of Reorganization of McLeodUSA Incorporated dated April 4, 2002.

       3.1     Series B Preferred Stock Certificate of Designation.

       4.1 Credit Agreement, dated as of April 16, 2002, by and among McLeodUSA Incorporated, a Delaware corporation, the lenders party thereto and JPMorgan Chase Bank, as Agent.

       4.2 Warrant Agreement, dated as of April 12, 2002, between McLeodUSA Incorporated and Wells Fargo Bank Minnesota, NA, as warrant agent.

       99.1 Disclosure Statement With Respect to Amended Plan of Reorganization of McLeodUSA Incorporated (incorporated by reference to Exhibit 99.1 to the Company's Periodic Report on Form 8-K dated March 5, 2002).

       99.2    Press Release issued by McLeodUSA Incorporated on March 28, 2002.

       99.3    Press Release issued by McLeodUSA Incorporated on April 5, 2002.

       99.4    Press Release issued by McLeodUSA Incorporated on April 17, 2002.






                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2002                                McLEODUSA INCORPORATED


                                                    By: /s/ RANDALL RINGS
                                                    ----------------------------
                                                    Randall Rings
                                                    Group Vice President-Law





                               EXHIBIT INDEX


       2.1 Findings of Fact, Conclusions of Law, and Order Confirming Plan of Reorganization of McLeodUSA Incorporated.

       2.2 First Amended Plan of Reorganization of McLeodUSA Incorporated dated April 4, 2002.

       3.1    Series B Preferred Stock Certificate of Designation.

       4.1 Credit Agreement, dated as of April 16, 2002, by and among McLeodUSA Incorporated, a Delaware corporation, the lenders party thereto and JPMorgan Chase Bank, as Agent.

       4.2 Warrant Agreement, dated as of April 12, 2002, between McLeodUSA Incorporated and Wells Fargo Bank Minnesota, NA, as warrant agent.

       99.2   Press Release issued by McLeodUSA Incorporated on March 28, 2002.

       99.3   Press Release issued by McLeodUSA Incorporated on April 5, 2002.

       99.4   Press Release issued by McLeodUSA Incorporated on April 17, 2002.